NUVEEN TRADEWINDS GLOBAL ALL-CAP PLUS FUND

SUPPLEMENT DATED MARCH 26, 2012

TO THE PROSPECTUS DATED NOVEMBER 30, 2011

Nuveen Tradewinds Global All-Cap Plus Fund will be liquidated effective May 23, 2012.

The fund is currently closed to new investments, except for investments by defined contribution retirement plans that have existing fund accounts. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the fund. The fund reserves the right to modify the extent to which sales of shares are limited prior to the fund’s liquidation. After the close of business on May 23, 2012, the fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-GRW3P-0312P